SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

Eagle Family Foods Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-50305-01	13-3983598
(Commission File Number)	(I.R.S. Employer Identification No.)

Eagle Family Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-50305	13-3982757
(Commission File Number)	(I.R.S. Employer Identification No.)

735 Taylor Road, Suite 200, Gahanna, Ohio 43230

(Address of principal executive offices)

Registrants’ telephone number, including area code: (614) 501-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Eagle Family Foods, Inc. (“Eagle”), a wholly-owned subsidiary of Eagle Family Foods Holdings, Inc., announced on Wednesday, June 29, 2005, that it plans to close its sweetened condensed milk plant located in Starkville, Mississippi by October 2005. Future production will be shifted to Eagle’s manufacturing plant located in El Paso, Texas. Closure and employee costs including benefits and severance for the 28 employees have not yet been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2005

EAGLE FAMILY FOODS HOLDINGS, INC.
EAGLE FAMILY FOODS, INC.

By:	/s/ Craig Steinke
Name:	Craig Steinke
Title:	President, Chief Executive Officer and Chief Financial Officer